OLD R-LINE FORMAT
 (UNAUDITED)

                                   Quarter Ended
                                     March 31,         %
 In millions                       1999      1998    Change
 -----------                       ----      ----    ------
OPERATING REVENUES
  Local services                  $1,413    $1,350      4.7
  Interstate access                  739       698      5.9
  Intrastate access                  197       206     (4.4)
  Long-distance
   network                           171       201    (14.9)
  Directory services                 329       307      7.2
  Other services                     333       247     34.8
                                    ----      ----    ------
 Total operating rev.             $3,182    $3,009      5.7
                                   =====     =====    ======